UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 20, 2020

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

Telephone: (207) 629-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On October 20, 2020, Avangrid, Inc. (“Avangrid”), a New York corporation, PNM Resources, Inc., a New Mexico corporation (“PNMR”), and NM Green Holdings, Inc., a New Mexico corporation and wholly-owned subsidiary of Avangrid (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into PNMR (the “Merger”), with PNMR surviving the Merger as a direct wholly-owned subsidiary of Avangrid.

Pursuant to the Merger Agreement, each issued and outstanding share of the common stock of PNMR (“PNMR common stock”) (other than (i) the issued shares of PNMR common stock that are owned by Avangrid, Merger Sub, PNMR or any wholly-owned subsidiary of Avangrid or PNMR, which will be automatically cancelled at the time the Merger is consummated (the “Effective Time”) and (ii) shares of PNMR common stock outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of, or consented in writing to, the Merger who is entitled to, and who has demanded, payment for fair value of such shares) will, at the Effective Time, be converted into the right to receive $50.30 in cash (the “Merger Consideration”).

The proposed Merger has been unanimously approved by the boards of directors of PNMR, Avangrid and Merger Sub. Consummation of the Merger (the “Closing”) is subject to the satisfaction or waiver of certain customary closing conditions, including, without limitation, the approval of the Merger Agreement by the holders of at least a majority of the outstanding shares of PNMR common stock entitled to vote thereon, the absence of any material adverse effect on PNMR, the receipt of certain required regulatory approvals (including the Public Utility Commission of Texas (PUCT), the New Mexico Public Regulation Commission (NMPRC), the Federal Energy Regulatory Commission (FERC), the Federal Communications Commission (FCC), the Committee on Foreign Investment in the United States (CFIUS), the Nuclear Regulatory Commission (NRC) and under the Hart-Scott-Rodino Antitrust Improvements Act of 1976), the Four Corners Divestiture Agreements (as defined below) being in full force and effect and all applicable regulatory filings associated therewith being made, as well as holders of no more than 15% of the outstanding shares of PNMR common stock validly exercising their dissenters’ rights. The Merger is currently expected to close in the second half of 2021.

The Merger Agreement also contains representations, warranties and covenants of PNMR, Avangrid and Merger Sub which are customary for transactions of this type. Each of PNMR and Avangrid has agreed to various customary covenants and agreements, including, in the case of PNMR, covenants to conduct its business in the ordinary course consistent with past practice, except for certain actions in response to the COVID-19 pandemic, during the period between the execution of the Merger Agreement and the Closing and not to engage in certain kinds of transactions during this period without Avangrid’s consent. PNMR has also agreed to a non-solicitation covenant restricting its ability to solicit or enter into discussions or negotiations concerning proposals relating to alternative business combination transactions, subject to certain limited exceptions set forth in the Merger Agreement. In addition, the Merger Agreement contains a covenant requiring PNMR to, prior to the Closing, enter into agreements (the “Four Corners Divestiture Agreements”) providing for, and to make filings required to, exit from all ownership interests in the Four Corners Power Plant, all with the objective of having the closing date for such exit be not later than December 31, 2024.

In connection with the Merger, Iberdrola, S.A., a corporation organized under the laws of the Kingdom of Spain, which owns 81.5% of the outstanding common stock of Avangrid (“Iberdrola”), has provided Avangrid a commitment letter, whereby Iberdrola has unilaterally agreed to provide to Avangrid, or arrange the provision to Avangrid of, funds to the extent necessary for Avangrid to consummate the Merger, including the payment of the Merger Consideration. The specific terms of any transaction effecting such funding commitment will be negotiated between Iberdrola and Avangrid on an arm’s length basis and must be approved by both (i) a majority of the members of the unaffiliated committee of the board of directors of Avangrid, and (ii) the entire board of directors of Avangrid. Under the terms of such commitment letter, Iberdrola has agreed to negotiate with Avangrid the specific terms of any transaction effecting such funding commitment promptly and in good faith, with the objective that such terms shall be commercially reasonable and approved by Avangrid. Avangrid and Merger Sub’s obligations under the Merger Agreement are not conditioned upon Avangrid obtaining financing.

The Merger Agreement provides that under limited specified circumstances, the board of directors of PNMR may change its recommendation in respect of the Merger prior to the receipt of shareholder approval if it determines that an alternative acquisition proposal constitutes a Superior Proposal (as defined in the Merger Agreement) or if an event or circumstance (other than an acquisition proposal or an action taken pursuant to regulatory approval covenants) that is material, first becomes known to the board of directors of PNMR after the execution of the Merger Agreement and affects or would reasonably be expected to affect the business of PNMR and its subsidiaries, taken as a whole, or the shareholders of PNMR (including the benefits of the Merger to the shareholders of PNMR), in which case Avangrid shall have the right to terminate Merger Agreement and receive the PNMR Termination Fee (as defined below).

The Merger Agreement may be terminated by each of PNMR and Avangrid under certain circumstances, including if the Merger is not consummated by January 20, 2022 (subject to a three-month extension by either party if all of the conditions to the Closing, other than the conditions related to obtaining regulatory approvals, have been satisfied or waived). The Merger Agreement also provides for other customary termination rights for both Avangrid (including if the board of directors of PNMR changes its recommendation in respect of the Merger) and PNMR. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain specified circumstances (including if Avangrid terminates the Merger Agreement due to a change in recommendation of the board of directors of PNMR or if PNMR terminates the Merger Agreement to accept a Superior Proposal), PNMR will be required to pay Avangrid a termination fee of $130 million (“PNMR Termination Fee”). In addition, the Merger Agreement provides that (i) if the Merger Agreement is terminated by either party due to a failure of a regulatory closing condition and such failure is the result of Avangrid’s breach of its regulatory covenants, or (ii) Avangrid fails to effect the Closing when all closing conditions have been satisfied and it is otherwise obligated to do so under the Merger Agreement, then, in either such case, upon termination of the Merger Agreement, Avangrid will be required to pay PNMR a termination fee of $184 million as the sole and exclusive remedy. Upon the termination of the Merger Agreement under certain specified circumstances involving a breach of the Merger Agreement, either PNMR or Avangrid will be required to reimburse the other party’s reasonable and documented out-of-pocket fees and expenses up to $10 million (which amount will be credited toward, and offset against, the payment of any applicable termination fee).

The foregoing description of certain provisions of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement which is filed as Exhibit 2.1, and is incorporated herein by reference. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about PNMR, Avangrid, Merger Sub, Iberdrola or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in PNMR’s, Avangrid’s, or Iberdrola’s public disclosures.

Item 7.01	Regulation FD

Avangrid will conduct an audio-only presentation on Wednesday, October 21, 2020, beginning at 10:00 a.m. Eastern Time. Avangrid’s executive management will present an overview of the financial results for the nine-month period ended September 30, 2020 and the Merger followed by a question and answer session. Interested parties, including analysts, investors and the media, are able to listen live via the internet by logging onto the investor relations section of Avangrid’s website at http://www.avangrid.com. Avangrid has updated its previously filed earnings presentation for the nine-month period ended September 30, 2020 to include an overview of the Merger. A copy of Avangrid’s updated presentation is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The presentation contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 8.01	Other Events

On October 21, 2020, Avangrid issued a press release announcing the Merger. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 20, 2020, by and among PNM Resources, Inc., Avangrid, Inc. and NM Green Holdings, Inc.*

99.1	Third Quarter Earnings Presentation

99.2	Avangrid Press Release, dated October 21, 2020.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request by the Commission.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K for Avangrid that relate to future events or expectations, developments, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “may,” “will,” “would,” “can,” “expect(s),” “intend(s),” “anticipate(s),” “estimate(s),” “believe(s),” “future,” “could,” “should,” “plan(s),” “aim(s),” “assume(s)”, “project(s)”, “target(s)”), “forecast(s)”, “seek(s)” and or the negative of such terms or other variations on such terms, comparable terminology or similar expressions. These forward-looking statements generally include statements regarding the potential transaction between Avangrid and PNMR, including any statements regarding the expected timetable for completing the potential Merger, the ability to complete the potential Merger, the expected benefits of the potential Merger, projected financial information, future opportunities, and any other statements regarding Avangrid’s and PNMR’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current reasonable beliefs, expectations and assumptions. Neither Avangrid nor PNMR assumes any obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, Avangrid and PNMR caution readers not to place undue reliance on these statements. Avangrid’s and PNMR’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see Avangrid’s Form 10-K and Form 10-Q filings and the information filed on Avangrid’s Forms 8-K with the Securities and Exchange Commission (the “SEC”) as well as its subsequent SEC filings, and the risks and uncertainties related to the proposed Merger with PNMR, including, but not limited to: the expected timing and likelihood of completion of the pending Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the pending Merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the failure by Avangrid to obtain the necessary financing arrangement set forth in commitment letter received in connection with the Merger, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that PNMR’s shareholders may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the proposed Merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed Merger, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of PNMR to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information

The proposed business combination transaction between PNMR and Avangrid will be submitted to the shareholders of PNMR for their consideration. PNMR will file a proxy statement and other documents with the SEC regarding the proposed business combination transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.
(Registrant)

Dated: October 21, 2020	By:	/s/ R. Scott Mahoney
	Name:	R. Scott Mahoney
	Title:	Secretary and General Counsel